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                                                                    EXHIBIT 10.2












                               SECURITY AGREEMENT


                                      among


                            FLEMING COMPANIES, INC.,


                CERTAIN SUBSIDIARIES OF FLEMING COMPANIES, INC.


                                       and


                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                               as COLLATERAL AGENT


                        --------------------------------

                            Dated as of June 18, 2002

                        --------------------------------
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                               SECURITY AGREEMENT


            SECURITY AGREEMENT, dated as of June 18, 2002, (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned Grantors (each an "Grantor" and, together with any other entity that becomes a Grantor hereunder pursuant to Section 8.12 hereof, the "Grantors") in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (together with any successor Collateral Agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article VII hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:
                              - - - - - - - - - -


            WHEREAS, FLEMING COMPANIES, INC., an Oklahoma corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), JPMORGAN CHASE BANK and CITICORP NORTH AMERICA, INC., as Syndication Agents, LEHMAN COMMERCIAL PAPER INC. and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agents, DEUTSCHE BANK SECURITIES INC. and J.P. MORGAN SECURITIES INC., as Joint Book Managers, and DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Lead Arrangers, have entered into a Credit Agreement, dated as of June 18, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent, the Collateral Agent and each other Agent are herein called the "Lender Creditors");

            WHEREAS, the Borrower may on the date hereof be party to, and at any time and from time to time on or after the date hereof may enter into, one or more interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate hedging agreements, foreign currency exchange or hedging agreements or other similar agreements or arrangements (each such agreement or arrangement, an "Interest Rate Protection/Currency Exchange Agreement" and, collectively, the "Interest Rate Protection/Currency Exchange Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors";

            WHEREAS the Borrower, one or more Wholly-Owned Domestic Subsidiaries of the Borrower and JPMorgan Chase Bank (or any successor by merger thereto) and/or one or more of its banking affiliates or another bank reasonably satisfactory to the Administrative Agent (collectively, the "Treasury Service Creditors" and, together with the Lender Creditors and the Other Creditors, the "Secured Creditors") have entered into, or in the future may enter into, a
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credit arrangement (with any written agreement evidencing such credit arrangement, as amended, modified, supplemented, replaced or refinanced from time to time, herein called the "Treasury Service Agreement"), to provide the Borrower and such Wholly-Owned Domestic Subsidiaries Treasury Services;

            WHEREAS, pursuant to the Guarantee Agreement, each Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations as described therein;

            WHEREAS, it is a condition precedent to (i) the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement, (ii) the Other Creditors entering into Interest Rate Protection/Currency Exchange Agreements and (iii) the extension of Treasury Services by the Treasury Service Creditors, that each Grantor shall have executed and delivered to the Collateral Agent this Agreement; and

            WHEREAS, each Grantor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement, the entering into by the Borrower of Interest Rate Protection/Currency Exchange Agreements and the continued extension of Treasury Services by the Treasury Service Creditors and, accordingly, each Grantor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the benefits accruing to each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS


                  Section 1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Grantor does hereby assign and transfer unto the Collateral Agent for the benefit of the Secured Creditors, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of the following personal property (and all rights therein) of such Grantor, or in which or to which such Grantor has any rights, in each case whether now existing or hereafter from time to time acquired:

                           (i)      each and every Account;

                           (ii)     all Inventory;



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                           (iii)    (x) all Instruments and all Chattel Paper,
          in each case evidencing any Accounts and (y) all Instruments and Chattel Paper into which any Accounts have been, or are hereafter, converted;

                           (iv) all Documents and all Supporting Obligations relating to any and all of the foregoing; and

                           (v) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").


                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Grantor may acquire, or with respect to which any Grantor may obtain rights, at any time during the term of this Agreement.

Notwithstanding anything to the contrary contained herein, the Collateral shall at no time include any items which would at such time constitute Excluded Collateral.


                  Section 1.2. Power of Attorney. Each Grantor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Grantor or otherwise) to act, require, demand, receive, compound and give acquaintance for any and all moneys and claims for moneys due or to become due to such Grantor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:


                  Section 2.1. Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Grantor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Liens permitted pursuant to Section 6.01 of the Credit Agreement) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction.


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                  Section 2.2. No Liens. Such Grantor is, and as to all
Collateral acquired by it from time to time after the date hereof such Grantor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens permitted pursuant to Section 6.01 of the Credit Agreement), and such Grantor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                  Section 2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Liens permitted pursuant to Section 6.01 of the Credit Agreement), and so long as the Termination Date has not occurred, such Grantor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Grantor or in connection with Liens permitted pursuant to Section 6.01 of the Credit Agreement.

                  Section 2.4. Chief Executive Office. The chief executive office of such Grantor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Grantor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Grantor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Grantor.

                  Section 2.5. Location of Inventory. All Inventory held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Grantor is located at one of the locations shown on Annex B hereto for such Grantor.

                  Section 2.6. Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes Thereto; etc. The exact legal name of each Grantor, the type of organization of such Grantor, whether or not such Grantor is a Registered Organization, the jurisdiction of organization of such Grantor, such Grantor's Location, the organizational identification number (if any) of each Grantor, and whether or not such Grantor is a Transmitting Utility, is listed on Annex C hereto for such Grantor. No Grantor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that set forth on Annex C hereto for such Grantor, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Grantor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 10 days' prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto


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previously made in accordance with this sentence), together with a supplement to
Annex C which shall correct all information contained therein for the respective Grantor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Grantor does not have an organizational identification number on the date hereof and later obtains one, such Grantor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

                  Section 2.7. Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Grantor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Grantor, in each case except as described in Annex D hereto. With respect to any transactions so described in Annex D hereto, the respective Grantor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Grantor, or was liquidated into or transferred all or substantially all of its assets to such Grantor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Liens permitted pursuant to Section 6.01 of the Credit Agreement) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Grantor by such Person), including without limitation pursuant to
Section 9-316(a)(3) of the UCC.

                  Section 2.8. Collateral in the Possession of a Bailee. If any Inventory is at any time in the possession of a bailee, the respective Grantor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its reasonable best efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the respective Grantor. The Collateral Agent agrees with the Grantors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Grantor with respect to any such bailee.

                  Section 2.9. Recourse. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the other Loan Documents, in the Interest Rate Protection/Currency Exchange Agreements and otherwise in writing in connection herewith or therewith.


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                                  ARTICLE III

                     SPECIAL PROVISIONS CONCERNING ACCOUNTS

                  Section 3.1. Additional Representations and Warranties. As of the time when each of its Accounts constituting Collateral arises, each Grantor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto
(i) will, to the knowledge of such Grantor, represent the genuine, legal, valid and binding obligation of the respective account debtor, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Grantor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  Section 3.2. Maintenance of Records. Each Grantor will keep and maintain at its own cost and expense accurate records of its Accounts, including, but not limited to, originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Grantor will make the same available on such Grantor's premises to the Collateral Agent for inspection, at such Grantor's own cost and expense, at any and all reasonable times upon prior notice to such Grantor and otherwise in accordance with the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Grantor shall, at its own cost and expense, deliver all tangible evidence of its Accounts (including, without limitation, all documents evidencing the Accounts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Grantor shall legend, in form and manner satisfactory to the Collateral Agent, any Collateral consisting of Chattel Paper, as well as books, records and documents (if any) of such Grantor evidencing or pertaining to such Collateral with an appropriate reference to the fact that such Collateral has been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  Section 3.3. Direction to Account Debtors; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Grantor, such Grantor agrees (x) to cause all payments on account of the Accounts to be made directly to the Collateral Agent, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Grantor. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by a Grantor or the Collateral Agent, shall be borne by the relevant Grantor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Grantor, provided that
(x) the failure by the Collateral Agent to so notify such Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required


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if an Event of Default of the type described in paragraphs (g) or (h) of Article
VII of the Credit Agreement has occurred and is continuing.

                  Section 3.4. Modification of Terms; etc. Except in accordance with such Grantor's ordinary course of business and consistent with its reasonable business judgment or as otherwise permitted pursuant to the Credit Agreement, no Grantor shall rescind or cancel any indebtedness evidenced by any Account, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account, or interest therein, without the prior written consent of the Collateral Agent.

                  Section 3.5. Collection. Each Grantor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Grantor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by a Grantor or the Collateral Agent, shall be borne by the relevant Grantor.

                  Section 3.6. Grantors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  Section 3.7. Instruments. If any Grantor owns or acquires any Instrument constituting Collateral, such Grantor will within 10 Business Days notify the Collateral Agent


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thereof, and upon request by the Collateral Agent will promptly deliver such
Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

                  Section 3.8. Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Grantor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper constituting Collateral held or owned by such Grantor. Furthermore, if requested by the Collateral Agent, each Grantor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all Electronic Chattel Paper constituting Collateral in accordance with the requirements of Section 9-105 of the UCC. Each Grantor will promptly (and in any event within 10 days) following any request by the Collateral Agent, deliver all of its Tangible Chattel Paper constituting Collateral to the Collateral Agent.

                  Section 3.9. Further Actions. Each Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Receivables and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

                      PROVISIONS CONCERNING ALL COLLATERAL

                  Section 4.1. Protection of Collateral Agent's Security. Except as otherwise permitted by the Secured Debt Agreements, each Grantor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Grantor will at all times maintain insurance, at such Grantor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Grantor or applied by such Grantor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 5.4 hereof. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Grantor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.

                  Section 4.2. Warehouse Receipts Non-Negotiable. To the extent practicable, each Grantor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Grantor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  Section 4.3. Additional Information. Each Grantor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such


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information with respect to the Collateral (including, without limitation, the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent. Without limiting the forgoing, each Grantor agrees that it shall promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

                  Section 4.4. Further Actions. Each Grantor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  Section 4.5. Financing Statements. Each Grantor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Grantor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Grantor hereby authorizes the Collateral Agent to file any such financing statements covering the Collateral without the signature of such Grantor.

                  Section 4.6. Trademark License. Each Grantor hereby grants to the Collateral Agent and the Secured Creditors a non-exclusive, perpetual, world-wide, royalty-free license to use any registered or unregistered trademarks, service marks, trade names or brand names (the "Marks") owned by such Grantor, or licensed to such Grantor and used in connection with any Inventory of such Grantor in connection with any Inventory that the Collateral Agent has taken possession of, sold, assigned or otherwise liquidated as provided for under Article V hereof. The Collateral Agent and Secured Creditors acknowledge that the Marks relating to the Inventory are the property of the Grantors, or used subject to a license agreement, and that all uses of the Marks shall inure to the benefit of the Grantors, and that the Collateral Agent and Secured Creditors will not use the Marks except as provided in this Section 4.6.

                                    ARTICLE V

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

                  Section 5.1. Remedies; Obtaining the Collateral Upon Default. Each Grantor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor


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under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:


                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Grantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Grantor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Grantor in respect of such Collateral;

                  (iii) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 5.2 hereof, or direct the relevant Grantor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                  (iv) take possession of the Collateral or any part thereof, by directing the relevant Grantor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Grantor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place
                  or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                           (y) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 5.2 hereof; and

                           (z) while the Collateral shall be so stored and kept,
                  provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

                  (v) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 5.4; and

                  (vi) take any other action as specified in clauses (1) through
         (3), inclusive, of Section 9-607 of the UCC;

it being understood that each Grantor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or any other Security Document or to realize upon the security to be granted hereby or thereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

                  Section 5.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 5.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms and upon such notice as the Collateral Agent may, in compliance with any mandatory requirements of applicable law (including the UCC), determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Grantor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 5.2 without accountability to the relevant Grantor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Grantor as hereinabove specified, the Collateral Agent need give such Grantor only such notice of disposition as shall be required by such applicable law. Each Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Grantor's expense.

                  Section 5.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Grantor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

                  Section 5.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee or Collateral Agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows.

                  (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iv), (v) and (vi) of the definition of "Obligations";

                  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to any Agent of the type described in clauses (vi) and
         (vii) of the definition of "Obligations";

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 5.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 5.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding

         Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (v) fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 8.8(a) hereof, to the relevant Grantor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Loan Document Obligations, all principal of, premium and interest on, all Loans, all unreimbursed LC Disbursements, the stated amount of all outstanding Letters of Credit and all Fees, (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection/Currency Exchange Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (iii) in the case of Treasury Service Obligations, all principal owed, and interest on, extensions of credit made in respect of the Treasury Services and (without duplication) under the Treasury Service Agreement and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 5.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Revolving Loans under the Credit Agreement and LC Disbursements have been reimbursed in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such

Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 5.4(a) hereof.

                  (e) All payments required to be made hereunder shall be made
(x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors, (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors and (z) if to the Treasury Service Creditors directly to the Treasury Service Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 5.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreements, (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors and (iii) the Treasury Service Creditors, for a determination (which the Administrative Agent, each Representative, the Other Creditors and the Treasury Service Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors, the Other Creditors or the Treasury Service Creditors, as the case may be. Unless it has received written notice from a Lender Creditor, an Other Creditor or a Treasury Service Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from (x) an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection/Currency Exchange Agreements are in existence or (y) a Treasury Service Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Treasury Service Agreements are in existence.

                  (g) This Agreement is made with full recourse to each Grantor (including, without limitation, with full recourse to all assets of such Grantor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith. It is understood that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

                  Section 5.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or an acquiescence thereof. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                  Section 5.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Grantor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                   ARTICLE VI

                                    INDEMNITY

                  Section 6.1. Indemnity. (a) Each Grantor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 6.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 6.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 6.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Indemnitee agrees to use its best efforts to promptly notify the relevant Grantor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 6.1(a) hereof, each Grantor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 6.1(a) or (b) hereof, each Grantor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Grantor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

                  (d) If and to the extent that the obligations of any Grantor under this Section 6.1 are unenforceable for any reason, such Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  Section 6.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Grantor contained in this Article VI shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Interest Rate Protection/Currency Exchange Agreements entered into with the Other Creditors and all Treasury Services provided by Treasury Service Creditors, and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE VII

                                   DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

"Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

"Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

"Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

"Borrower" shall have the meaning provided in the recitals of this Agreement.

"Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall include all Tangible Chattel Paper and all Electronic Chattel Paper.

"Class" shall have the meaning provided in Section 8.2 of this Agreement.

"Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

"Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

"Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

"Default" shall mean any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

"Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Excluded Collateral" shall mean all assets sold or transferred (or purportedly sold or transferred) to CM Capital pursuant to the Core-Mark Receivables Facility Documents; PROVIDED that five business days following the earlier of
(i) the 180th day following the Effective Date and (ii) the date of termination of the Core-Mark Receivables Facility no assets of any Grantor described above shall constitute Excluded Collateral.

"Event of Default" shall mean any Specified Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

"Fees" shall mean all amounts payable pursuant to or referred to in Section 2.13 of the Credit Agreement.

"Grantor" shall have the meaning provided in the first paragraph of this Agreement.

"Health-Care-Insurance Receivable" shall mean any "health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Indemnitee" shall have the meaning provided in Section 6.1(a) of this Agreement.

"Instrument" shall mean "instrument" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Interest Rate Protection/Currency Exchange Agreement" shall have the meaning provided in the recitals of this Agreement.

"Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Grantor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

"Lenders" shall have the meaning provided in the recitals of this Agreement.

"Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Grantor's property.

"Loan Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VII.

"Location" of any Grantor, shall mean such Grantor's "location" as determined pursuant to Section 9-307 of the UCC.

"Obligations" shall mean and include all of the following:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, with-out limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of each Grantor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Loan Documents to which such Grantor is a party (including, in the case of each Grantor that is a Guarantor, all such obligations, liabilities and indebtedness of such Grantor under the Guarantee Agreement) and the due performance and compliance by such Grantor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Loan Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection/Currency Exchange Agreements or Treasury Service Obligations, being herein collectively called the "Loan Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Grantor to the Other Creditors under, or with respect to (including, in the case of each Grantor that is a Guarantor, all such obligations, liabilities and indebtedness of such Grantor under the Guarantee Agreement), each Interest Rate Protection/Currency Exchange Agreement, whether such Interest Rate Protection/Currency Exchange Agreement is now in existence or hereafter arising, and the due performance and compliance by such Grantor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Grantor to the Treasury Service Creditors under, or with respect to Treasury Services (including, in the case of each Grantor that is a Guarantor, all such obligations, liabilities and indebtedness of such Grantor under the Guarantee Agreement) (all such obligations, liabilities and indebtedness described in this clause (iii) being herein collectively called the "Treasury Service Obligations");

                  (iv) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

                  (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Grantor referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs;

                  (vi) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 6.1 of this Agreement; and

                  (vii) all amounts owing to any Agent pursuant to any of the Loan Documents in its capacity as such;

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

"Other Creditors" shall have the meaning provided in the recitals of this Agreement.

"Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VII.

"Primary Obligations" shall have the meaning provided in Section 5.4(b) of this Agreement.

"Pro Rata Share" shall have the meaning provided in Section 5.4(b) of this Agreement.

"Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Grantor from time to time with respect to any of the Collateral,
(ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or on account of any of the Collateral.

"Registered Organization" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

"Representative" shall have the meaning provided in Section 5.4(e) of this Agreement.

"Required Secured Creditors" shall mean (i) except as provided in clauses (ii) and (iii) below in this definition, the Required Lenders (or, to the extent provided in Section 9.02 of the Credit Agreement, each of the Lenders), (ii) after all of the Loan Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated and no further Commitments may be provided thereunder, the holders of a majority of the Other Obligations and (iii) after the payment in full of all Loan Document Obligations and Other Obligations, the holders of a majority of the outstanding principal amount of Overdraft Obligations.

"Requisite Creditors" shall have the meaning provided in Section 8.2 of this Agreement.

"Secondary Obligations" shall have the meaning provided in Section 5.4(b) of this Agreement.

"Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

"Secured Debt Agreements" shall mean and include this Agreement, the other Loan Documents, the Interest Rate Protection/Currency Exchange Agreements entered into with an Other Creditor and the Treasury Service Agreement.

"Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York relating to any Account or Document, now or hereafter owned by any Grantor, or in which any Grantor has any rights, and, in any event, shall include, but shall not be limited to all of such Grantor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account or Document related thereto.

"Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Termination Date" shall have the meaning provided in Section 8.8(a) of this Agreement.

"Transmitting Utility" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

"Treasury Service Agreement" shall have the meaning provided in the recitals of this Agreement.

"Treasury Service Creditors" shall have the meaning provided in the recitals of this Agreement.

"Treasury Service Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VII.

"Treasury Services" shall mean treasury, depositary or cash management services (including, without limitation overnight overdraft services) provided to the Borrower and its Wholly-Owned Subsidiaries by the Treasury Service Creditors, and automated clearinghouse transfers of funds to, the Treasury Service Creditors, in each case pursuant to uncommitted lines of credit.

"UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  Section 8.1. Notices. Except as otherwise specified herein, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a)   if to any Grantor, c/o:

                  Fleming Companies, Inc.
                  1945 Lakepointe Drive
                  Lewisville, Texas  75057
                  Attention:  Treasurer
                  Telephone No.:  (972) 906-8000
                  Telecopier No.:  (972) 906-1530

            (b)   if to the Collateral Agent, at:

                  Deutsche Bank Trust Company Americas
                  31 West 52nd Street
                  New York, NY  10019
                  Attention:  Marguerite Sutton
                  Telephone No.:  (646) 324-2206
                  Telecopier No.:  (646) 324-7456

            (c) if to any Lender Creditor other than the Collateral Agent, at such address as such Lender Creditor shall have specified in the Credit Agreement;

            (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Grantor and the Collateral Agent;

            (e) if to any Treasury Service Creditor, at such address as such Treasury Service Creditor shall have specified in writing to each Grantor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. All notices and other communication given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  Section 8.2. Waiver; Amendment. Except as provided in Sections
8.8 and 8.13, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Grantor directly affected thereby (it being understood and agreed that, for this purpose, the release or modification of liabilities of any Grantor hereunder shall be deemed not to affect the remaining, or other, Grantors) and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Loan Document Obligations, (y) the Other Creditors as the holders of the Other Obligations or (z) the Treasury Service Creditors as holders of the Treasury Service Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Loan Document Obligations, the Required Lenders (or, to the extent provided in Section 9.02 of the Credit Agreement, each of the Lenders), (ii) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time and (iii) with respect to the Treasury Service Obligations, the holders of at least a majority of the outstanding Treasury Service Obligations.

                  Section 8.3. Obligations Absolute. The obligations of each Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor;
(b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Grantor shall have notice or knowledge of any of the foregoing.

                  Section 8.4. Successors and Assigns. This Agreement shall be binding upon each Grantor, the Collateral Agent and the other Secured Creditors and their respective successors and assigns (although no Grantor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of each Grantor, the Collateral Agent and the other Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Grantor herein or in any certificate or other instrument delivered by such Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  Section 8.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  Section 8.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH GRANTOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH GRANTOR. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY

REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH GRANTOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 8.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION.

                  (b) EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  Section 8.7. Grantor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement except as expressly provided otherwise under
Article 9 of the UCC in connection with its enforcement of the Collateral Agent's rights with respect to the Collateral, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or with respect to any Collateral.

                  Section 8.8. Termination; Release. (a) On the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 6.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Grantor, will promptly execute and deliver to such Grantor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which all of the Commitments under the Credit Agreement have been terminated and no further Commitments may be provided pursuant thereto and all Interest Rate Protection/Currency Exchange Agreements entered into with any Other Creditor have been terminated, no promissory notes issued pursuant to the Credit Agreement are outstanding, all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated, all Treasury Services have been terminated and all outstanding obligations thereunder and under the Treasury Service Agreement have been repaid in full and all Obligations then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold, transferred or otherwise disposed of (other than to the Borrower or a Guarantor) in accordance with the Credit Agreement or is otherwise released with the consent of the Required Secured Creditors and the proceeds of such sale, transfer or other disposition, or from such release, are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold, transferred or otherwise disposed of free and clear of the Liens created by this Agreement, and the Collateral Agent, at the request and expense of the relevant Grantor, will duly and promptly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, transferred or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Guarantor from the Guarantee Agreement in accordance with the provisions thereof, such Grantor (and the Collateral at such time assigned by the respective Grantor pursuant hereto) shall be released from this Agreement.

                  (c) At any time that a Grantor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 8.8(a) or (b), such Grantor shall deliver to the Collateral Agent a certificate signed by a Financial Officer stating that the release of the respective Collateral is permitted pursuant to such Section 8.8(a) or (b). At any time that the Borrower or the respective Grantor desires that a Subsidiary of the Borrower which has been released from the Guarantee Agreement be released hereunder as provided in the last sentence of Section 8.8(b), it shall deliver to the Collateral Agent a certificate signed by a Financial Officer stating that the release of the respective Grantor (and its Collateral) is permitted pursuant to such Section 8.8(b).

                  Section 8.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Grantor and the Collateral Agent.

                  Section 8.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 8.11. The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Annex E hereto. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Annex E hereto.

                  Section 8.12. Additional Grantors. It is understood and agreed that any Guarantor that desires to become a Grantor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Loan Document, shall become a Grantor hereunder by executing a counterpart hereof and delivering same to the Collateral Agent, or by executing a joinder agreement in form and substance satisfactory to the Administrative Agent, (y) delivering supplements to Annexes A through D, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Grantor on such date and
(z) taking all actions as specified in this Agreement as would have been taken by such Grantor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

                  Section 8.13. Acknowledgment. It is understood and agreed that in order for a Treasury Service Creditor to receive the benefits of the Security Documents, such Treasury Service Creditor shall have executed an acknowledgment of the terms and conditions of the Security Documents and delivered same to the Collateral Agent.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.




                                       FLEMING COMPANIES, INC., as a Grantor




                                       By: /s/ Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Senior Vice President and
                                                  Secretary


                                       ABCO FOOD GROUP, INC., as a Grantor




                                       By: /s/ James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       ABCO MARKETS INC., as a Grantor




                                       By: /s/ Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       ABCO REALTY CORP., as a Grantor




                                       By: /s/ Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       AG, L.L.C., as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       AMERICAN LOGISTICS GROUP, INC., as a
                                          Grantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       BAKER'S FOOD GROUP, INC., as a Grantor



                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       CARDINAL WHOLESALE, INC., as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       DUNIGAN FUELS, INC., as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FAVAR CONCEPTS, LTD., as a Grantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING FOODS MANAGEMENT CO., L.L.C.,
                                          as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING FOODS OF TEXAS, L.P., as a
                                          Grantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       FLEMING INTERNATIONAL LTD., as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       FLEMING SUPERMARKETS OF FLORIDA, INC.,
                                          as a Grantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING TRANSPORTATION SERVICE, INC.,
                                          as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FLEMING WHOLESALE, INC., as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       FOOD 4 LESS BEVERAGE COMPANY, INC., as
                                          a Grantor




                                       By: /s/Charles Hall
                                           --------------------------------
                                           Name:  Charles Hall
                                           Title: President

                                       FUELSERV, INC., as a Grantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       GATEWAY INSURANCE AGENCY, INC., as a
                                           Grantor


                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       HEAD DISTRIBUTING COMPANY, as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       LAS, INC., as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       MINTER-WEISMAN CO., as a Grantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       PIGGLY WIGGLY COMPANY, as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       PROGRESSIVE REALTY, INC., as a Grantor


                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       RAINBOW FOOD GROUP, INC., as a Grantor




                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       RETAIL INVESTMENTS, INC., as a Grantor



                                       By: /s/James R. Vaughan
                                           --------------------------------
                                           Name:  James R. Vaughan
                                           Title: President


                                       RETAIL SUPERMARKETS, INC., as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       RFS MARKETING SERVICES, INC., as a
                                          Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       RICHMAR FOODS, INC., as a Grantor




                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary


                                       SCRIVNER TRANSPORTATION, INC., as a
                                          Grantor



                                       By: /s/Carlos M. Hernandez
                                           --------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                       CORE-MARK INTERNATIONAL, INC., as a
                                          Grantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       CORE-MARK INTERRELATED COMPANIES, INC.,
                                          as a Grantor


                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       CORE-MARK MIDCONTINENT, INC., as a
                                          Grantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       C/M PRODUCTS, INC., as a Grantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary

                                       ASI OFFICE AUTOMATION, INC., as a
                                          Grantor


                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       EA MORRIS DISTRIBUTORS, LTD., as a
                                          Grantor


                                       By: /s/Bill Prokop
                                           --------------------------------
                                           Name:  Bill Prokop
                                           Title: President


                                       GENERAL ACCEPTANCE CORPORATION, as a
                                          Grantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


                                       MARQUISE VENTURES COMPANY, INC., as a
                                          Grantor




                                       By: /s/Leo F. Korman
                                           --------------------------------
                                           Name:  Leo F. Korman
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Secretary

Accepted and Agreed to:

DEUTSCHE BANK TRUST
COMPANY AMERICAS,
  as Collateral Agent


By: /s/ Marguerite Sutton
    --------------------------------------
    Name:   Marguerite Sutton
    Title:  Vice President


Acknowledged and Agreed (with
respect to the Security Documents):

JPMORGAN CHASE BANK,
  as the initial Treasury Service Creditor


By: /s/ Teri Streusand
    --------------------------------
    Name:   Teri Streusand
    Title:  Vice President